UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 29, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

On September 29, 2016, Hydra Industries Acquisition Corp. (the “Company”) entered into promissory notes with Hydra Industries Sponsor LLC (“Hydra Sponsor”) and MIHI LLC (“Macquarie Sponsor”), respectively, in the principal amount of $100,000 each, for an aggregate principal amount borrowed of $200,000 (the “Loans”). The purpose of the Loans is to fund the Company’s working capital expenses as it seeks to consummate an initial business combination.

The promissory notes are payable as promptly as possible upon the consummation of a business combination by the Company, in accordance with the documents setting out the terms of its initial public offering (the “IPO”), but in no event later than thirty (30) days after the date of such consummation. Both the Hydra Sponsor, an affiliate of the Company’s chief executive officer, A. Lorne Weil, and the Macquarie Sponsor were sponsors of the Company’s IPO and are beneficial owners of the Company’s equity securities.

A form of the promissory notes is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Form of Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

By:	/s/ Martin E. Schloss
	Name:	Martin E. Schloss
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Form of Promissory Note